                                    COLONIAL
                                ADJUSTABLE RATE
                              U.S. GOVERNMENT FUND

                                 ANNUAL REPORT
                                AUGUST 31, 1996

                                [PHOTO MONTAGE]




                           NOT FDIC- |  MAY LOSE VALUE
                           INSURED   |  NO BANK GUARANTEE

            COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND HIGHLIGHTS
                       SEPTEMBER 1, 1995 - AUGUST 31, 1996

INVESTMENT OBJECTIVE: Colonial Adjustable Rate U.S. Government Fund seeks as high a level of current income as is consistent with very low volatility, by investing primarily in adjustable rate securities.

THE FUND IS DESIGNED TO OFFER:

  X   Attractive monthly income

  X   Low relative price volatility

  X   High quality portfolio

PORTFOLIO MANAGER COMMENTARY: "Despite recent economic and market conditions that were generally negative for bonds, including adjustable rate mortgages, our active management of the Fund maintained attractive returns and kept volatility low in a generally rising interest rate environment."
                                                                 -- Ann Peterson


            COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND PERFORMANCE

                                          CLASS A         CLASS B       CLASS C
     Inception dates                       10/1/92         2/1/93        1/4/95
     Distributions declared per share       $0.566         $0.502        $0.547
     SEC Yields on 8/31/96*                  5.43%          4.93%         5.45%
     Total returns, assuming
     reinvestment of all distributions
     and no sales charge or contingent
     deferred sales charge (CDSC)
     12 months                               5.57%          4.89%         5.36%
     Net asset value per share
     at 8/31/96                             $9.82          $9.82         $9.82


* The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower: 4.10% for Class A shares, 3.56% for Class B shares and 4.08% for Class C shares.

SECTOR BREAKDOWN**                             ARMs -- MONTHS TO RESET**
Adjustable Rate Mortgage-backed
Securities...................  76.94%          0 - 3..................  33.14%
Adjustable Rate Notes........  10.81%          3 - 6..................  32.80%
Treasury Securities..........   7.99%          6 - 9..................   9.86%
Agency Debt..................   4.26%          9 - 12.................  24.20%


** Sector and months to reset breakdowns are based on total senior securities. Because the Fund is actively managed, sector and months to reset weightings will change.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the period ended August 31, 1996. This report gives us the opportunity to share our analysis of the investment environment over the past 12 months.

                                    [PHOTO]
                                Harold W. Cogger
                                   President

In the bond market, after the Federal Reserve Board lowered short-term interest rates in December and January, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. Bond market volatility will continue, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical factors, such as low supply and strong retail market support. Other reasons include fundamental factors, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large and small company stocks posting strong performance until July, when a price-based correction took place. While stock indices generally posted negative total returns for July, the equity markets rebounded in August.

Our expectations for the remainder of 1996 include a moderating economy. We believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through Colonial Mutual Funds.

Respectfully,

/s/Harold W. Cogger
-------------------------
Harold W. Cogger
President
October 11, 1996

                            PORTFOLIO MANAGER REPORT

ANN PETERSON is lead portfolio manager of Colonial Adjustable Rate U.S. Government Fund and Colonial Government Money Market Fund. Ms. Peterson is a vice president of Colonial Management Associates, Inc.

Q: HOW DID THE FIXED INCOME MARKET PERFORM DURING THE PAST TWELVE MONTHS?

A: The market environment shifted midway through the period. The first half had slower economic growth, low inflation and declining interest rates, all of which contributed to price increases in the fixed income markets. The second half of the period had rising interest rates, based on changing expectations regarding the economy's strength as a result of strong employment growth, retail sales, housing activity and auto sales. Market psychology moved from expectations of Federal Reserve Board easing, or lowering short-term interest rates, to expectations of the Fed tightening, or raising short-term interest rates, all of which contributed to higher volatility and price declines for fixed income securities.

Q: WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD?

A: We actively managed the portfolio to take advantage of various sectors within the adjustable rate market. Coupons of the various securities in the Fund are reset based on a number of different indices. As interest rates rise, as they did during the second half of the period, securities with more frequent resets respond more quickly to the changing rate environment with smaller price shifts. Therefore, we decreased our investment in adjustable rate mortgage securities
(ARMs) with one-year resets and increased our investment in adjustable rate securities with resets based on three-month indices. We also reduced our overall exposure to ARMs by increasing our holdings of Treasuries, whose duration, which measures sensitivity to interest rate changes, is more predictable.

Q: HOW DID THE FUND'S PERFORMANCE COMPARE TO THE LEHMAN BROTHERS ADJUSTABLE RATE MORTGAGE INDEX?

A: The Fund underperformed the Lehman Brothers Adjustable Rate Mortgage Index. The total return for the Fund's Class A shares, based on net asset value, was 5.57% while the return on the Index was 6.44%. This underperformance may be attributable to the Index having a higher weighting in longer Government National Mortgage Association (GNMA) adjustable rate mortgages which performed very well, in line with the market. The Fund did outperform the total return of 3.92% posted by the average Adjustable Rate Mortgage Fund tracked by Lipper Analytical Services, Inc. The fund was ranked 27 out of 56 of the funds in its investment category.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?

A: We believe that the economy is still sending enough mixed messages regarding its direction to keep uncertainty and volatility relatively high. While we continue to expect short-term price fluctuation, we anticipate that economic fundamentals such as low inflation and moderate growth will prevail, resulting in a natural, mid-cycle correction that may not require Fed intervention.

The Fund will be changing its name and investment objective on December 27, 1996, to Colonial Short U.S. Government Fund, and will seek as high a level of current income and low volatility by investing primarily in short-duration U.S. government securities. Our strategy going forward will be to decrease our adjustable rate mortgage holdings and look for relative value in areas such as fixed rate mortgages. We view this change as positive for shareholders as the Fund should benefit from additional investment flexibility without significantly increased risk.

   COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND'S INVESTMENT PERFORMANCE VS.
                          THE LEHMAN BROTHERS ARM INDEX
                  Change in Value of $10,000 from 10/92 - 8/96
  Based on Net Asset Value (NAV) and Maximum Offering Price (MOP) for Class A
                                     Shares

NAV     MOP     Lehman
$10,000 $ 9,675 $10,000
  9,991   9,666   9,917
  9,991   9,666   9,932
 10,051   9,725  10,025
 10,102   9,774  10,128
 10,162   9,832  10,218
 10,192   9,860  10,264
 10,241   9,908  10,324
 10,250   9,917  10,350
 10,309   9,974  10,459
 10,335   9,999  10,507
 10,382  10,044  10,569
 10,397  10,059  10,570
 10,422  10,083  10,574
 10,414  10,075  10,545
 10,447  10,108  10,625
 10,502  10,161  10,696
 10,505  10,163  10,662
 10,454  10,114  10,577
 10,393  10,056  10,521
 10,408  10,069  10,513
 10,422  10,084  10,536
 10,469  10,129  10,600
 10,506  10,165  10,652
 10,490  10,149  10,608
 10,490  10,149  10,600
 10,479  10,138  10,570
 10,534  10,192  10,625
 10,656  10,310  10,802
 10,790  10,439  11,019
 10,901  10,547  11,072
 10,990  10,633  11,189
 11,115  10,753  11,370
 11,163  10,800  11,417
 11,178  10,815  11,458
 11,249  10,884  11,528
 11,325  10,957  11,610
 11,399  11,029  11,682
 11,486  11,112  11,781
 11,555  11,180  11,871
 11,625  11,247  11,954
 11,624  11,246  11,980
 11,609  11,232  12,002
 11,651  11,273  12,017
 11,694  11,314  12,052
 11,773  11,390  12,138
 11,830  11,445  12,197
 11,876  11,490  12,265

A $10,000 investment in Class B shares made on February 1, 1993, (inception) at NAV would have been valued at $11,487 on August 31, 1996. The same investment after deducting the applicable CDSC would have grown to $11,388 on August 31, 1996. A $10,000 investment in Class C shares made on January 4, 1995, (inception) would have been valued at $11,221 on August 31, 1996.

                          AVERAGE ANNUAL TOTAL RETURNS
               as of September 30, 1996 (most recent quarter end)
--------------------------------------------------------------------------------

                        CLASS A SHARES       CLASS B SHARES     CLASS C SHARES
                       Inception 10/1/92   Inception 2/1/93    Inception 1/4/95
                        NAV      MOP        NAV       w/CDSC          NAV
--------------------------------------------------------------------------------
1 YEAR                  5.60%    2.17%      4.92%     0.93%         5.39%
--------------------------------------------------------------------------------
3 YEARS                 4.78%    3.63%      4.10%     3.49%           --
--------------------------------------------------------------------------------
SINCE INCEPTION         4.57%    3.71%      4.03%     3.79%         7.25%
--------------------------------------------------------------------------------

The Lehman Brothers Adjustable Rate Mortgage Index is an unmanaged index that tracks the performance of adjustable rate U.S. government securities. The performance of the Index does not reflect fees or expenses associated with an actual investment. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. MOP returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge 4% for one year, 2% for three years and 1% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                         AUGUST 31, 1996 (IN THOUSANDS)

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - 86.8%               PAR    VALUE
         -----------------------------------------------------------------------

         GOVERNMENT AGENCIES - 79.9%
                                              Maturities
                                      Coupon   from/to
                                      ------   -------
          Federal Home Loan Mortgage Corp.,
          Adjustable Rate Mortgage: (a)
                                        6.839%   2018             $ 231   $  228
                                        6.861%   2018               185      182
                                        7.164%   2019               288      291
                                        7.292%   2022               122      123
                                        7.301%   2023               180      185
                                        7.602%   2023               650      655
                                        7.629%   2023               559      573
                                        7.875%   2022               131      134
                                        7.897%   2022                84       86
                                                                          ------
                                                                           2,457
                                                                          ------
          Federal National Mortgage Association:
          Fixed Rate Note,
                                        6.240%   2000               400      392
          Adjustable Rate Mortgage: (a)
                                        6.073%   2027               190      188
                                        6.876%   2017               187      189
                                        7.012%   2020               188      193
                                        7.083%   2023               261      265
                                        7.277%   2022               206      210
                                        7.295%   2017               175      180
                                        7.301%   2019               258      265
                                        7.339%   2019               190      196
                                        7.742%   2019               287      299
                                        7.850%   2021               202      211
                                                                          ------
                                                                           2,588
                                                                          ------

          Government National Mortgage Association,
          Adjustable Rate Mortgage: (a)

                                        6.875%   2022                67       68
                                        7.000%   2022               742      753
                                        7.125% 2022-2024          1,590    1,612
                                                                          ------
                                                                           2,433
                                                                          ------

          Student Loan Marketing Association,
            Quarterly Floating Note, (a)

                                        5.480%   1999             1,000      996
                                                                          ------

         TOTAL GOVERNMENT AGENCIES  (cost of $8,509)                       8,474
                                                                         =======


                      Investment Portfolio/August 31, 1996
         -----------------------------------------------------------------------

         GOVERNMENT OBLIGATIONS - 6.9%
          U.S. Treasury Notes:

                                        6.125% 09/30/00           $ 318  $   312
                                        6.250% 08/31/00             300      295
                                        6.875% 05/15/06             130      129
                                                                         -------
          TOTAL GOVERNMENT OBLIGATIONS  (cost of $773)                       736
                                                                         -------
          TOTAL INVESTMENTS  (cost of $9,282) (b)                          9,210
                                                                         -------

         SHORT-TERM OBLIGATIONS - 11.1%
         -----------------------------------------------------------------------
          Repurchase agreement with Bankers Trust Securities
          Corp., dated 08/30/96, due 09/03/96 at 5.240%
          collaterized by U.S. Treasury bills and notes with
          various maturities to 2017, market value $1,225
          (repurchase proceeds $1,175)                            1,174    1,174
                                                                         -------

         OTHER ASSETS & LIABILITIES, NET - 2.1%                              217
         -----------------------------------------------------------------------
         NET ASSETS - 100.0%                                             $10,601
                                                                         -------
         -----------------------------------------------------------------------
         NOTES TO INVESTMENT PORTFOLIO:

         (a) Interest rates on variable rate securities change periodically. The rates listed are as of August 31, 1996.

         (b)  Cost for federal income tax purposes is the same.

         See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                                 AUGUST 31, 1996

      (in thousands except for per share amounts and footnotes)
      ASSETS
      Investments at value (cost $9,282)                               $  9,210
      Short-term obligations                                              1,174
                                                                       ---------
                                                                         10,384
      Receivable for:
        Investments sold                                     $  161
        Interest                                                 92
        Deferred organization expenses                           18
        Fund shares sold                                          9
        Other                                                     1         281
                                                             -------   --------
          Total Assets                                                   10,665

      LIABILITIES
      Payable for:
        Distributions                                            50
      Payable to Adviser                                         11
      Accrued:
        Deferred Trustees fees                                    1
        Other                                                     2
                                                             -------
          Total Liabilities                                                  64
                                                                       ---------
      NET ASSETS                                                       $ 10,601
                                                                       ---------

      Net asset value & redemption price per share -
      Class A ($6,136/625)                                             $    9.82
                                                                       ---------
      Maximum offering price per share - Class A
      ($9.82/0.9675)                                                   $   10.15(a)
                                                                       ---------
      Net asset value & offering price per share -
      Class B ($4,004/408)                                             $    9.82(b)
                                                                       ---------
      Net asset value & offering price per share -
      Class C ($461/47)                                                $    9.82
                                                                       ---------

      COMPOSITION OF NET ASSETS
      Capital paid in                                                  $ 10,797
      Undistributed net investment income                                     8
      Accumulated net realized loss                                        (132)
      Net unrealized depreciation                                           (72)
                                                                       ---------
                                                                       $ 10,601
                                                                       ---------

      (a) On sales of $100,000 or more the offering price is reduced.

      (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

      (in thousands)
      INVESTMENT INCOME
      Interest                                                            $ 803

      EXPENSES
      Management fee                                  $   68
      Service fee - Class A, Class B, Class C             25
      Distribution fee - Class B                          27
      Distribution fee - Class C                           1
      Transfer agent                                      25
      Bookkeeping fee                                     27
      Trustees fee                                        14
      Custodian fee                                        2
      Audit fee                                           23
      Legal fee                                            8
      Registration fee                                    29
      Reports to shareholders                              4
      Amortization of deferred
        organization expenses                             16
      Other                                                4
                                                     -------
                                                         273
      Fees and expenses waived or
        borne by the Adviser                            (183)                 90
                                                     -------              ------
             Net Investment Income                                           713
                                                                          ------
      NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
      Net realized loss                                  (46)
      Net unrealized depreciation during
        the period                                       (10)
                                                     -------
             Net Loss                                                        (56)
                                                                          ------
      Net Increase in Net Assets from Operations                          $  657
                                                                          ======

      See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

      (in thousands)                                                   Year ended August 31
                                                                     ------------------------
INCREASE (DECREASE) IN NET ASSETS                                       1996          1995 (a)
Operations:
Net investment income                                                $    713        $    990
Net realized loss                                                         (46)            (92)
Net unrealized appreciation (depreciation)                                (10)            327
                                                                     --------        --------
    Net Increase from Operations                                          657           1,225
Distributions:
From net investment income - Class A                                     (445)           (696)
From net investment income - Class B                                     (213)           (194)
From net investment income - Class C                                      (25)            (12)
                                                                     --------        --------
                                                                          (26)            323
                                                                     --------        --------
Fund Share Transactions:
Receipts for shares sold - Class A                                      3,597           2,569
Value of distributions reinvested - Class A                               389             416
Cost of shares repurchased - Class A                                   (7,769)         (9,448)
                                                                     --------        --------
                                                                       (3,783)         (6,463)
                                                                     --------        --------
Receipts for shares sold - Class B                                      3,138           2,509
Value of distributions reinvested - Class B                               122              98
Cost of shares repurchased - Class B                                   (3,214)         (2,898)
                                                                     --------        --------
                                                                           46            (291)
                                                                     --------        --------
Receipts for shares sold - Class C                                        313             390
Value of distributions reinvested - Class C                                23               6
Cost of shares repurchased - Class C                                     (259)            (22)
                                                                     --------        --------
                                                                           77             374
                                                                     --------        --------
    Net Decrease from Fund Share Transactions                          (3,660)         (6,380)
                                                                     --------        --------
        Total Decrease                                                 (3,686)         (6,057)
NET ASSETS
Beginning of period                                                    14,287          20,344
                                                                     --------        --------
End of period (including undistributed net investment
  income of $8 and $8, respectively)                                 $ 10,601        $ 14,287
                                                                     ========        ========
NUMBER OF FUND SHARES
Sold - Class A                                                            365             265
Issued for distributions reinvested - Class A                              40              43
Repurchased - Class A                                                    (788)           (972)
                                                                     --------        --------
                                                                         (383)           (664)
                                                                     --------        --------
Sold - Class B                                                            318             260
Issued for distributions reinvested - Class B                              13              10
Repurchased - Class B                                                    (326)           (299)
                                                                     --------        --------
                                                                            5             (29)
                                                                     --------        --------
Sold - Class C                                                             32              40
Issued for distributions reinvested - Class C                               2               1
Repurchased - Class C                                                     (26)             (2)
                                                                     --------        --------
                                                                            8              39
                                                                     --------        --------

(a)  Class C shares were initially offered on January 4, 1995.
     See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                 AUGUST 31, 1996

      NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
      ORGANIZATION: Colonial Adjustable Rate U.S. Government Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with very low volatility. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a continuing annual distribution fee.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

      The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

      DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

                  Notes to Financial Statements/August 31, 1996


      -------------------------------------------------------------------------
      NOTE 1. ACCOUNTING POLICIES - CONT.
      -------------------------------------------------------------------------
      Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares.

      FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

      INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

      DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

      DEFERRED ORGANIZATION EXPENSES: The Fund incurred $80,957 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

      OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

      NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
      -------------------------------------------------------------------------
      MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

      BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

      TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

                  Notes to Financial Statements/August 31, 1996
      -------------------------------------------------------------------------

      UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended August 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $4,169 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $19,381 on Class B shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% and 0.15% annually, of the average net assets attributable to Class B and Class C shares, respectively.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

      EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

      OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

      The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

      NOTE 3. PORTFOLIO INFORMATION
      -------------------------------------------------------------------------
      INVESTMENT ACTIVITY: For the year ended August 31, 1996, purchases and sales of investments, other than short-term obligations, were $5,554,023, and $9,000,179, respectively.

      Unrealized appreciation (depreciation) at August 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:


        Gross unrealized appreciation                        $  20,405
        Gross unrealized depreciation                          (92,474)
                                                             ----------
                Net unrealized depreciation                  $ (72,069)
                                                             =========



      CAPITAL LOSS CARRYFORWARDS: At August 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:


                          Year of                      Capital loss
                        expiration                     carryforward
                        ----------                     ------------
                           2002                         $  1,000
                           2003                           84,000
                           2004                           38,000
                                                        --------
                                                        $123,000
                                                        ========

                  Notes to Financial Statements/August 31, 1996


      -------------------------------------------------------------------------
      NOTE 3. PORTFOLIO INFORMATION - CONT.
      -------------------------------------------------------------------------
      Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

      To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

      NOTE 4. LINE OF CREDIT
      --------------------------------------------------------------------------
      The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1996.

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of each class outstanding throughout each period are as follows:


                                                                 Year ended August 31
                                                   ----------------------------------------------
                                                                         1996

                                                   Class A              Class B           Class C
                                                   -------              -------           -------
  Net asset value -
     Beginning of period                           $9.850                $9.850            $9.850
                                                   ------                ------            ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (a)                         0.568                 0.504             0.549
  Net realized and
  unrealized loss                                  (0.032)               (0.032)           (0.032)
                                                   ------                ------            ------
     Total from Investment
        Operations                                  0.536                 0.472             0.517
                                                   ------                ------            ------
  LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income                       (0.566)               (0.502)           (0.547)
                                                   ------                ------            ------
  Total Distributions
     Declared to Shareholders                      (0.566)               (0.502)           (0.547)
                                                   ------                ------            ------
  Net asset value - End of period                  $9.820                $9.820            $9.820
                                                   ------                ------            ------
  Total return (b)(c)                               5.57%                 4.89%             5.36%
                                                   ======                ======            ======
  RATIOS TO AVERAGE NET ASSETS
  Expenses                                          0.50%(d)              1.15%(d)          0.70%(d)
  Net investment income                             5.99%(d)              5.34%(d)          5.79%(d)
  Fees and expenses waived
    or borne by the Adviser                         1.48%                 1.48%             1.48%
  Portfolio turnover                                  51%                   51%               51%
  Net assets at end of period (000)               $6,136                $4,004              $461

  (a) Net of fees and expenses
      waived or borne by the
      Adviser which amounted to                    $0.136                $0.136            $0.136

  (b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

  (c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

  (d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


                                                                Year ended August 31
                                                   -------------------------------------------------
                                                                         1995

                                                    Class A             Class B          Class C (b)
                                                    --------            -------          -----------
Net asset value -
   Beginning of period                             $    9.670         $    9.670         $  9.550
                                                   ----------         ----------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.514              0.451            0.334
Net realized and
unrealized gain (loss)                                  0.152              0.152            0.280
                                                   ----------         ----------         --------
   Total from Investment
      Operations                                        0.666              0.603            0.614
                                                   ----------         ----------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.486)            (0.423)          (0.314)
In excess of net investment income                       --                 --               --
From net realized gains                                  --                 --               --
                                                   ----------         ----------         --------
Total Distributions
   Declared to Shareholders                            (0.486)            (0.423)          (0.314)
                                                   ----------         ----------         --------
Net asset value - End of period                    $    9.850         $    9.850         $  9.850
                                                   ----------         ----------         --------
Total return (e)(f)                                      7.08%              6.39%            6.50%(g)
                                                   ==========         ==========         ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                                 0.50%              1.15%            0.70%(h)
Net investment income                                    5.50%              4.85%            5.30%(h)
Fees and expenses waived
  or borne by the Adviser                                1.14%              1.14%            1.14%
Portfolio turnover                                         36%                36%              36%
Net assets at end of period (000)                  $    9,934         $    3,968         $    385

  (a) Net of fees and expenses
      waived or borne by the
      Adviser which amounted to                    $    0.107         $    0.107         $  0.107

  (b) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.

  (c) The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.

  (d) Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.

  (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

  (f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


                              Year ended August 31
             -----------------------------------------------------------------
                      1994                              1993(c)
             Class A       Class B           Class A              Class B  (d)
             -------       -------           -------              -------  ---

         $    9.950     $    9.950         $   10.000            $    9.940
         ----------     ----------         ----------            ----------
              0.473          0.409              0.434                 0.237

             (0.356)        (0.356)            (0.061)               (0.003)
         ----------     ----------         ----------            ----------
              0.117          0.053              0.373                 0.234
         ----------     ----------         ----------            ----------
             (0.397)        (0.333)            (0.406)               (0.215)
                --             --              (0.015)               (0.008)
                --             --              (0.002)               (0.001)
         ----------     ----------         ----------            ----------
             (0.397)        (0.333)            (0.423)               (0.224)
         ----------     ----------         ----------            ----------
         $    9.670     $    9.670         $    9.950            $    9.950
         ----------     ----------         ----------            ----------
              1.20%           0.55%              3.82%(g)              2.38%(g)
         ==========     ==========         ==========            ==========

              0.50%           1.15%              0.50%(h)              1.15%(h)
              4.84%           4.19%              4.70%(h)              4.05%(h)

              1.16%           1.16%              1.68%(h)              1.68%(h)
                69%             69%                25%(h)                25%(h)
         $  16,168      $    4,176         $    7,866            $    1,675




         $   0.114      $    0.114         $    0.155            $    0.092

  (g) Not annualized.

  (h) Annualized.


--------------------------------------------------------------------------------
State Tax Information for the year ended August 31, 1996 (unaudited)
An average of 9% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 8% of the Fund's distributions (7% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                  COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND

        In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Adjustable Rate U. S. Government Fund (a series of Colonial Trust II) at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



        PRICE WATERHOUSE LLP
        Boston, Massachusetts
        October 11, 1996

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Adjustable Rate U.S. Government Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Adjustable Rate U.S. Government Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Adjustable Rate U.S. Government Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

COLONIAL
MUTUAL FUNDS

Mutual Funds
for Planned Portfolios



                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            AF-02/787C-0896 M (10/96)

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